Investor Presentations September 2011 Exhibit 99.1

1 Today’s presenters

2
Distribution
Capital
Markets
NTELOS Holdings to complete 1 for 2 reverse split immediately before  separation
Distribution of 1.0 share of Lumos Networks Corp. for every 1.0 share of NTELOS
Holdings, post reverse split
Result of approximately 21mm shares outstanding at each company
$315mm cash dividend to NTELOS Holdings at separation; NTELOS Holdings pays down debt of $283mm
Pro forma post-separation leverage (06/30/11 PF LTM EBITDA)
NTELOS Holdings: 3.3x; $45mm opening cash
Lumos Networks: 3.5x; $20mm opening cash
Public Listing
NTELOS Holdings: NTLS (Nasdaq)
Lumos Networks: LMOS (Nasdaq)
Dividend payout
Combined dividend expected to be in line with current dividend
Declaration of distribution to occur promptly following receipt of satisfactory private letter ruling  from the IRS (and subject to final board approval)
Closing is currently expected to occur mid to late October
All other conditions to declaration of distribution have been satisfied at this time
Transaction summary
Transaction
Status

Investor Presentation September 2011

4
Use of Non-GAAP Financial Measures
Special Note Regarding Forward-Looking Statements
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because Lumos Networks Corp. believes they provide relevant and useful information to investors.  The Company utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  Lumos Networks Corp. uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,”
“plans,” “estimates,” “targets,” “projects,” “should,” “may,” “will” and similar words and expressions are intended to identify forward-
looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-
looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.
Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: rapid development and intense competition in the telecommunications industry; our ability to successfully integrate the operations of the FiberNet business; the failure to realize synergies and cost savings from the acquisition of the FiberNet business or delay in realization thereof; adverse economic conditions; operating and financial restrictions imposed by our senior credit facility; our cash and capital requirements; declining prices for our services; the potential to experience a high rate of customer turnover; federal and state regulatory fees, requirements and developments; our reliance on certain suppliers and vendors; failure to complete the business separation of the wireless and wireline operations in an orderly fashion as currently structured; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Form 10 filings and Annual Reports filed on Forms 10-K.

5
Investment themes
Unique assets provide operating leverage and competitive advantage, positioning Lumos Networks as region’s provider of choice
Established platform for growth
Attractive combination of growth and income

Unique assets provide operating leverage and competitive advantage, positioning Lumos Networks as region’s provider of choice

7
Advanced, dense regional fiber network
Provides service to more than
100 markets in Mid-Atlantic
region
Network footprint includes
approximately 185,000
businesses
Supports IP based and
Ethernet applications
Over 50,000 current customer
relationships
5,800 fiber route miles
State-of-the-art Cisco IP
network
RLEC with 98% 6MB+
broadband coverage
Video and fiber passes
approximately one-third of
the RLEC base
Provider of Choice

8
57 57 57
63
71
91
109
0
20
40
60
80
100
120
Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11
Fiber-Fed Cell Sites
76
86
89
91
143
144
146
0
30
60
90
120
150
Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11
Co-locations
2,511
4,746 4,786
4,940 4,941
5,767 5,788
0
2,000
4,000
6,000
8,000
Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11
Fiber Route Miles
Network positioned for the future
$263 million invested into network in previous 18 months
$ 74 million in capital expenditures; $189 million in acquisitions (network expansion)
Connections to major data centers support exploding Cloud computing demand
Capacity to support significant market opportunity for on-net retail and wholesale customer expansion
Extensive rural fiber network footprint creates competitive advantages in the market
1
On-Net Buildings excludes FiberNet.
Provider of Choice
633
647
687
705
752
830
903
500
600
700
800
900
1000
Q4 -09 Q1 -10 Q2 -10 Q3 -10 Q4 -10 Q1 -11 Q2 -11
On-Net Buildings

9
Brand positioning highlights our innovative services and commitment to provide support from well-
trained, dedicated employees
Experienced direct sales and sales engineering teams in-market
Exceptional customer service
93% of calls answered within 10 seconds
91% first-call resolution
Net Promoter scores in top tier across all industries
Strong long-term customer relationships
90% of key vertical account revenues in 2007 are still billing in 2011
75% of revenues in all customer accounts with monthly recurring revenues of $1,000 or greater in 2007 are still billing in 2011 – 0.6% monthly churn
Experienced management team
Each member of operating  management has 10 or more years of experience with wireline business
Key contributors to development of Competitive segment and transition to data strategy
Led execution and integration of recent acquisitions
“Our technology comes with people”
Provider of Choice

Established platform for growth

11
Leverage regional scale
Sell advanced data services to recently-entered Pennsylvania and West Virginia markets
Increase on-net buildings and expand reach in existing markets
Leverage sophisticated sales and sales engineering teams
Up-sell existing enterprise customers to capture growing data demand
Sell advanced services, including managed services and hosting
On-network profile facilitates growth of bandwidth and new applications with minimal incremental investment
Aggressively pursue fiber-to-the-cell opportunities
Strong early-stage wireless carrier demand in footprint
Positioned for regional 4G deployment expected in 2012 and beyond
Expand footprint through organic edge-out and accretive acquisitions
Strategies for growth and revenue opportunities
Platform for Growth
~23
~185
Businesses (000)
109
~2,000
Wireless Cell Sites
Lumos Networks
Market Opportunity
Opportunities offer attractive returns as revenue density enhances capital efficiency and on-network sales drive margin growth

12
Up-sell existing enterprise customers
• 2 locations - Leased facilities and fiber
• Primarily Voice Service
• Monthly Recurring Revenue (MRR) = $2K
• 37  locations - Primarily On-net locations
• Voice Service + Metro Ethernet Network
• Increased MRR to $65K
• Capital investment = $1.0M
• Payback ~ 18 months
Enterprise Case Study B
Healthcare Customer
Yesterday
Today
Today
Enterprise Case Study A
Education Customer
Yesterday
• Data circuits
• Monthly Recurring Revenue (MRR) = $11K
Platform for Growth
Advanced Ethernet products meet key vertical customers’ growing broadband needs
Dense fiber network in under-served markets differentiates Lumos Networks as the provider of choice
On-network existing customer up-sell drives incrementally higher margins
• Data circuits, Internet bandwidth, IP voice
and connection to major data center
• Increased MRR to $29K
• Capital investment = $100K
• Payback ~ 7 months

Early-Stage Enterprise Ready Market
Mid-Stage Enterprise Ready Market
Natural market evolution provides opportunity
Early-stage markets generate sufficient revenues to meet initial capital ROI requirements
As markets mature, incremental customers, remote locations and additional rings are added
Approximately 75% of addressable in-market businesses are early-stage
Drives free cash flow growth from operating leverage and capital efficiency
13
Platform for Growth
Colo
A
Colo
B
Long haul
Fiber
Colo
B
Colo
A
Additional customer Additional customer
sites + New sites + New
customers customers

Impressive enterprise growth trends in key verticals
Up-sell existing enterprise customers
Monthly recurring revenue (MRR) in key verticals has grown 20% annually (CAGR) from 2007 to 2011 and is
45% of large account revenue
Average MRR per customer is growing
Market evolution provides opportunity for new enterprise customers
Number of “Large Customer” accounts in key verticals has grown 12% annually (CAGR) from 2007 to 2011
14
Note:  Organic growth, excluding recent acquisitions. “Large Customers” are defined as customers with $1,000 or greater MRR.
($mm)
Platform for Growth
0.0
0.5
1.0
1.5
2.0
2007 2011
Monthly Recurring Revenue
Regional Banking
Local/Regional
Government
Education
Healthcare
0
50
100
150
200
250
300
350
2007 2011
Large Customer Accounts
Regional Banking
Local/Regional
Government
Education
Healthcare

Fiber to the cell site: A high growth wholesale opportunity
Illustrative Wireless Cell Site Economics
Average
Capital
Investment
$80K/site
One Carrier
Annual EBITDA:
$15K to $18K
Payback:
5 years
Two Carriers
Annual EBITDA:
$30K to $36K
Payback:
2 to 3 years
Contracts of 5 to 10 years and multiple carriers per site drive long-term profitable revenue streams
15
Three to Five
Carriers
Annual EBITDA:
$45K to $90K
Payback:
1 to 2 years
Platform for Growth
Approximately 2,000 sites within three miles of existing network
First customer provides a five-year payback and funds the site
Average of more than two carriers per site
Second and successive customers drive cash flow and margin
Long-term growth in bandwidth demand and additional carriers continue to enhance returns

Wholesale growth: Strong and accelerating with 4G
Monthly Recurring Revenue (MRR) from Top 6 wireless carriers has grown 33% annually (CAGR) from
2007 to 2011
Early-stage: Significant increases in demand will be driven by future 4G deployment
4G deployment in Lumos Networks region commenced in the second half of 2011 and is expected through 2014
16
($mm)
Platform for Growth
0.0
0.5
2007 2008 2009 2010 2011
1.0
1.5
2.0
2.5
Top 6 Wireless Carriers – MRR

Attractive combination of growth and income

Pro forma capitalization: Strong balance sheet
18
Pro forma as of
June 30, 2011
($mm)
Cash and cash equivalents $20.5
Restricted cash 8.1
$28.5
Revolver ($60mm total) $30.0
Term Loan A 110.0
Term Loan B 200.0
340.0
Capital leases 2.3
Total Debt $342.3
PF Total Debt / LTM  Adjusted EBITDA 3.5x
PF Net Debt / LTM  Adjusted EBITDA 3.2x
Growth and Income
Available capital to support growth initiatives

Competitive segment revenue composition: Transition to data
Competitive segment now accounts for 74% of company revenues
Strong data growth offsetting voice declines
Wholesale and enterprise data revenues are up 15% year over year; now about 45% of segment revenues
Significance of voice revenues declining; now only about one-third of segment revenues
19
($mm)
Note:  2010 revenue is Pro Forma for FiberNet.
Growth and Income
$15.9
$16.5
$17.3
$15.8
$15.7
$15.6
$15.1
$14.4
$13.8
$15.1
$15.5
$16.4
12
13
14
15
16
17
18
Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11
Voice Wholesale / Enterprise Data

20
Addressable market significantly increased
Recent network investments made to generate increasing returns in 2012 and beyond
Metro Ethernet products have been launched into 24 new markets in 2011;  7 more planned by year-end, totaling an increase of 79% for the year
Metro fiber ring reach in 18 markets; planned to be 29 by year-end
As markets mature, revenues grow with increased penetration and data demand
Early stages of revenue growth potential from recent acquisitions
2%
35%
45%
52%
Growth and Income
($ mm)
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
2007 2010
Competitive Revenues - Virginia
Enterprise Data
Voice
SMB Data
Wholesale

21
Adjusted EBITDA
(1)
Revenue
(1)
Operating strategy and acquisitions successfully shifting business mix
Competitive
RLEC
Competitive Data RLEC
($ mm)
($ mm)
Growth and Income
Competitive Voice & Other
(1) Reported results; not pro forma for acquisitions
$10
$10 $10 $10 $10 $10
$8
$9 $9
$11
$14
$15
$18
$19 $19
$21
$24
$25
$0
$10
$20
$30
1Q'10 2Q'10 3Q'10 4Q'10 1Q'11 2Q'11
$15
$14
$15
$14
$14
$14
$14
$14
$15 $17
$21
$22
$6
$6
$6
$10
$18
$16
$35
$34
$36
$41
$53
$52
$0
$10
$20
$30
$40
$50
$60
1Q'10 2Q'10 3Q'10 4Q'10 1Q'11 2Q'11
Data focus drives growth in the Competitive segment
RLEC provides high-margin and attractive cash flows

22
Strong margins and recurring free cash flow
($ in millions)
(1) Pro forma 2010 includes FiberNet results from January 1, 2010.  LTM pro forma for the twelve months ended June 30, 2011, reflects results of FiberNet from July 1, 2010.
(2)
2009 and FiberNet on December 1, 2010.
(3) LTM includes approximately $5 million of one-time capital expenditures related to the integration of FiberNet.
Free Cash Flow
(2)
Total Revenue
Adj. EBITDA/Margin %
Capital Expenditures
Historical
Pro forma for FiberNet
Pro forma
(1)
Pro forma
(1)
Pro forma
(1)(3)
Pro forma
(1)(3)
Growth and Income
$126 $129
$131
$146
$213
$211
$0
$100
$200
2007 2008 2009 2010 2010 LTM
$64
$68
$70
$77
$96
$98
51%
52%
54%
53%
45%
46%
$0
$50
$100
2007 2008 2009 2010 2010 LTM
$25
$35
$37
$40
$45
$54
$0
$30
$60
2007 2008 2009 2010 2010 LTM
$39
$33
$33
$37
$51
$44
$0
$30
$60
2007 2008 2009 2010 2010 LTM
LTM reflects post acquisition network capital investments to support market expansion and service offerings
Recurring cash flow stream to support dividend:
Unique among Competitive providers
Expected annualized  dividend of $12 million ($0.56 per share)
Throughout this presentation, Free Cash Flow is defined as consolidated adjusted EBITDA less CAPEX, exclusive of assets acquired from Allegheny Energy, Inc. on December 31,

23
Investment themes
Unique assets provide operating leverage and competitive advantage, positioning Lumos Networks as region’s provider of choice
Established platform for growth
Attractive combination of growth and income

Appendix confidential and proprietary

25
Adjusted EBITDA Reconciliation
($ in millions)
3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11
Operating Income $10 $10 $11 $10 $12 $14
Depreciation and Amortization 7 9 7 9 11 11
Equity Based Compensation 1 - 1 - 1
Voluntary Early Retirement  and Workforce Reduction Plans - - - 2 - -
Adjusted EBITDA $18 $19 $19 $21 $24 $25
Three Months Ended
-
2006 2007 2008 2009 2010
Operating Income $36 $36 $39 $41 $41
Depreciation and Amortization 26 27 27 29 31
Equity Based Compensation 2 1 1 - 2
Voluntary Early Retirement  and Workforce Reduction Plans - - 1 - 3
Adjusted EBITDA $64 $64 $68 $70 $77
Year Ended

Growing Profitably Investor Presentation September, 2011

Use of Non-GAAP Financial Measures
Special Note Regarding Forward-Looking Statements

Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,” “should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: rapid development and intense competition in the telecommunications industry; adverse economic conditions;
operating and financial restrictions imposed by our senior credit facility; our cash and capital requirements; declining prices for our services; the potential to experience a high rate of customer turnover; our dependence on our affiliation with Sprint Nextel (“Sprint”); a potential increase in our roaming rates and wireless handset subsidy costs; the potential for Sprint to build networks in our markets; federal and state regulatory fees, requirements and developments; loss of our cell sites; the rates of penetration in the wireless telecommunications industry; our reliance on certain suppliers and vendors; failure to complete the business separation of the wireless and wireline operations in an orderly fashion as currently structured and other unforeseen difficulties that may occur.
These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports filed on Forms 10-K.
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors.  NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.
Presentation of Financial and Other Important Information

Company Executives

Jim Hyde, CEO, President and Director
Former T-Mobile USA / Western Wireless / VoiceStream Sr. Exec
Former CEO, T-Mobile UK
17 years industry experience
Steb Chandor, EVP, CFO and Treasurer
Former CFO, iPCS Wireless
Former CFO, Metro One
16 years industry experience
Conrad Hunter, EVP, COO
Former COO, iPCS Wireless
Former VP of Midwest Operations, U.S. Cellular Corporation
32 years industry experience

Leading “pure-play” regional wireless company
Platform for organic and strategic growth
Unique growth and income investment opportunity
Wholesale revenue at an all time high and growing
NTELOS intends to pay $0.42/share initial dividend post separation
Strong Free Cash Flow characteristics
27% FCF margin
Attractive strategic asset set
Exclusive network provider to Sprint in region
Unique network footprint in Mid-Atlantic region
Experienced senior management team
4
(1) Adjusted for proposed one for two reverse stock split
(2) Results as of YE 2010
(3) Throughout presentation, Free Cash Flow is defined as Adjusted EBITDA less Capital Expenditures
(2)
(1)
(3)
Investment Rationale

Growing. Profitable. Stable. Strategic.
8.0M licensed POPs
5.9M covered POPs
425K retail (post and
prepaid) subscribers
Exclusive network provider
to Sprint over more than
50% of NTELOS footprint
Wholesale revenues of $120
million LTM and growing
$144M EBITDA and $104M
FCF LTM
36% Adjusted EBITDA
margin
5
Note: Results as of 6/30/11
NTELOS Covered Network
Sprint Wholesale Markets
Strategic Network Assets

Growing
Sprint wholesale revenue up 32% YOY
Data ARPU up 34% YOY
Profitable
5 years of minimum 35% EBITDA margin
21% 5 year FCF margin
Stable
Diverse revenue stream from postpaid, prepaid and wholesale customers
Market share stabilizing while other regional competitors shed customers
Strategic
Exclusive relationship with Sprint through July 2015
Unique network footprint in Mid-Atlantic region

Growing. Profitable. Stable. Strategic.
Note: Results as of 6/30/11

NTELOS Wireless Strategy
Mission
We
Inspire
Loyalty
Highest in revenue
and subscriber
market share growth
of all carriers in our
markets
through 2016
Value
Unlimited nationwide
plans always less
expensive than AT&T and
Verizon Verizon Wireless
Simplicity
Cutting through the
complexity with simple,
customer friendly
products and plans
Service
Creating “raving fans”,
leveraging local retail and
customer service
presence
Strategic Strategic
Differentiators Differentiators
Vision Vision

Platform for Organic Growth – Distribution Strategy
YOY Postpaid Sales up 19%  at
Remodeled Retail Locations
Indirect Sales Up 62% YOY
(1) 35% of retail locations are remodeled
(2) Results compare Q210 vs. Q211
Redefined distribution strategy in 2010
System wide redesign = higher sell-through rates on postpaid
Indirect channel expansion = increased sales productivity
Gross adds per
indirect door
up 21% YOY
(2)
2,497
3,805
4,823
8,024
7,320
11,829
-
2,000
4,000
6,000
8,000
10,000
12,000
14,000
Q210 Q211
Post Pre Total
7%
19%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
Existing Remodeled
(1)

Increased smartphone penetration drives ARPU and lowers churn
Platform for Organic Growth – Smartphone Explosion
Smartphone ARPU on
average $18 greater than
non-smartphone
$11.84
$13.23
$14.06
$14.61
$15.45
$16.36
10.3%
11.6%
12.8%
15.3%
18.3%
23.4%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
$10
$11
$12
$13
$14
$15
$16
$17
$18
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
Postpaid Data ARPU and Device Penetration of
Postpaid Base
Data ARPU Smartphone Penetration of Base
23%
29%
36%
50% 50%
0%
10%
20%
30%
40%
50%
60%
NTELOS T-Mobile Verizon Sprint AT&T
Smartphones as a % of Postpaid Base
Smartphone as a % of Postpaid Base

Platform for Organic Growth – Wholesale Revenues
Network investments driving wholesale revenue growth
Sprint wholesale revenue up 32% YOY
*
Reflects Sprint Minimum
1,350
1,200
1,300
1,150
1,250
1,050
1,100
1,000
1Q10
3Q10 4Q10
2Q10
1Q11 2Q11
Cell Site Expansion
$40
$30
$35
$25
$20
$15
1,326
Cell Sites
Whole Sale Revenue
$28
$28
$31
$29
$32
$34
1,299
1,287
1,251
1,315
1,313
* Excluding support from the contracted minimums in the prior year, revenues from Sprint wholesale were up 32% in second quarter 2011, from $24.5 million of calculated revenue underlying the minimums for second quarter 2010.

Unaided Brand Awareness
Cell Phone
Provider
Q2 vs. Q1
%  Change
T-Mobile 42%
NTELOS 38%
Sprint 11%
Verizon 6%
AT&T (4%)
U.S. Cellular (15%)
Alltel (29%)
Leading Indicators Support Strategy and Execution
* Based on Internal  Brand Awareness and Image Tracking Survey (Charleston, Roanoke, Richmond,  Hampton Roads)
40%
30%
-10%
50%
0%
10%
20%
22%
20%
6%
27%
25%
44%
37%
43%
36%
2Q11
1Q11
-4%
NTELOS U.S. Cellular Verizon AT&T Sprint
Net Promoter
Scores
Brand Awareness up 38% QOQ
Leading NPS scores in largest
markets

Leading Indicators Support Strategy and Execution
Subscriber ports now net positive for first time since July 2007
Smartphone customers have better churn characteristics
Wireless Number Porting Postpay Voluntary Churn (%)
1,500
1,000
500
0
(500)
(1,000)
(1,500)
(2,000)
(2,500)
(3,000)
12
Q210  Q310   Q410 Q111
Q211
Q311
Verizon
USCC
T-Mobile
Sprint
AT&T
1.50
1.40
1.30
1.20
1.10
1.00
0.90
0.80
Q210  Q310   Q410 Q111 Q211
25%
20%
15%
10%
5%
0%
Smartphones as a % of Base
Smartphone Postpay Voluntary
Total Postpay Voluntary

Leading Indicators Support Strategy and Execution
Market Share erosion stabilizing
Subscriber Market Share
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Market A
Market B
Market C
Market D
Market F
Market G
Market H
Market I
Market J
Market K

Moderate increases in penetration provide substantial retail revenue and EBITDA growth
1% increase in market share = 58k incremental subs
“Size of the Prize”
* Assumes current subscriber base mix at higher penetration and applies operating financial metrics to illustrate subscriber base
* Assumes 45%  incremental EBITDA  margin
* Current NTELOS combined share  in all markets is 7.3%
$24
$93
$163
$11
$42
$73
-
$20
$40
$80
$100
$120
$140
$160
$180
8.0% 10.0% 12.0%
Penetration of Covered POPs
Revenue and EBITDA Impact of Increased Penetration
Annual Revenue Impact Annual EBITDA Impact
$
$60

Growth opportunities exist if Big 4 become Big 3
Platform for Strategic Growth
90MHz 60MHz 150MHz 112MHz 44MHz 20MHz
Subs Subs 1.3M .5M 1.8M 2.1M 1.1M .1M
Share Share 24% 9% 33% 38% 20% 6%
Will evaluate AT&T/T-Mobile divestiture scenarios
Opportunistic in M&A activities
Attractive balance sheet / capital structure
Access to incremental capital
Spectrum Spectrum
(Hampton, VA) (Hampton, VA)

Investment in EVDO driving strong retail and wholesale data
revenue growth
9
8 8
9
7
16
9
19
14
16
18
25
15
16
17
378
412
425
407
412
$300
$320
$340
$360
$380
$400
$420
$440
$40
$50
$60
$70
$80
$90
$100
2007 2008 2009 2010 LTM
CAPEX Summary vs. Total Revenue 2007-2010
EVDO
Growth
Capacity
Maintenance
Total Revenue
78
88
51
39 40
35
47
9
$0
$10
$20
$30

Fast follower with LTE
Well positioned with Sprint for technology upgrade
LightSquared
Clearwire
Stand alone
LTE field trials completed
Industry Milestones
NTELOS  Milestones
VZ launch in 30
cities
First LTE Device
Introduced
4G Roadmap
17
EVDO Build
Completion
Metro PCS
initial Launch
AT&T launch in 10
cities
Sprint WiMAX in
Baltimore
LTE Field Trials
Completed
2011 2012
2010
2009

Financial Summary

Solid Revenue and EBITDA Growth
212
238
242
232
203
189
11
22
38
49
63
72
77
95
104
113
110
120
21
22
25
26
25
25
1
1
4
5
5
6
$-
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
2006 2007 2008 2009 2010 LTM
Revenue
Voice Data Wholesale Other Roaming
323
378
412
425
407
412
112
142
159
160
147 144
$-
$20
$40
$60
$80
$100
$120
$140
$160
$180
2006 2007 2008 2009 2010 LTM
EBITDA

Financial Overview – Capitalization
Pro Forma as of
June 30, 2011
Cash & Cash Equivalents $44.3
Restricted Investments 1.1
Total Cash $45.4
Revolver ($35mm total) $ -
Term Loan B 460.2
Total Funded Debt 460.2
Capital Leases 1.0
Total Debt $461.2
PF Total Debt/LTM Adjusted EBITDA 3.3x
PF Net Debt/LTM Adjusted EBITDA 3.0x
20
(1)
(1) Reflects impact of cash dividend upon spin-off of Lumos Networks and restructured debt repayment
Available Capital to Support Growth Initiatives

Financial Overview

(1) Reflects impact of cash dividend upon spin-off of Lumos Networks and restructured debt repayment
(2) Expected annualized dividend of $1.68 per share to be paid by wireless
(3) Wireless Revenue and Expenses before Intercompany eliminations
(1)
(1)
(3)
(mm, except Operating Data) Consolidated Wireless Only
2Q11 LTM 2Q11 LTM
Revenue ($) 154.5 585.9 104.4 412.1
Adjusted EBITDA ($) 60.1 230.6 35.9 144.2
Margin % 38.9% 39.4% 34.4% 35.0%
CAPEX ($) 34.5 103.7 13.3 40.3
% of Revenue 22.3% 17.7% 12.7% 9.8%
Op FCF ($) 25.7 126.9 22.7 103.9
Margin % 16.6% 21.7% 21.7% 25.2%
Total Debt ($) 746.5 746.5 461.2 461.2
Total Dividend Payout ($) 11.8 47.0 8.8 35.3
(2)
(1)
(1)
(3)
(2)

Leading “pure-play” regional wireless company
Platform for organic and strategic growth
Unique growth and income investment opportunity
Wholesale revenue at an all time high and growing
NTELOS intends to pay $0.42/share initial dividend post separation
Strong Free Cash Flow characteristics
27% FCF margin
Attractive strategic asset set
Exclusive network provider to Sprint in region
Unique network footprint in Mid-Atlantic region
Experienced senior management team
22
(1) Adjusted for proposed one for two reverse stock split
(2) Results as of YE 2010
(3) Throughout presentation, Free Cash Flow is defined as Adjusted EBITDA less Capital Expenditures
(2)
(1)
(3)
Investment Rationale

Growing Profitably Investor Presentation September, 2011